AMENDMENT NO. 1 AND AGREEMENT

      This Amendment No. 1 and Agreement (this "AMENDMENT"), dated as of February __, 2005, is entered into by and between CENTURION GOLD HOLDINGS, INC., a Florida corporation (the "COMPANY"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("LAURUS"), for the purpose of amending the terms of the Secured Convertible Term Note, dated September 23, 2004 (as amended, modified or supplemented from time to time, the "TERM NOTE") in the aggregate principal amount of Three Million Dollars ($3,000,000) issued by the Company to Laurus pursuant to the Securities Purchase Agreement dated as of September 23, 2004, by and between the Company and Laurus (as amended, modified or supplemented from time to time, the "SECURITIES PURCHASE AGREEMENT").

      Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Term Note.

      WHEREAS, the Company and Laurus have agreed to make certain changes to the Term Note as set forth herein.

      NOW,  THEREFORE,  in  consideration  of the above,  and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

1. Section 2.1(a) of the Term Note is hereby amended by deleting the last sentence appearing therein in its entirety and inserting the following new sentence in lieu thereof:

            "For purposes hereof, and subject to further adjustment as provided herein, the "FIXED CONVERSION PRICE" means $0.30"

      2. The Company hereby agrees to, on or prior to March 1, 2005, file a Rule 424(b) supplement (the "POST-EFFECTIVE SUPPLEMENT") to its Registration Statement with the Securities and Exchange Commission (the "SEC") on October __, 2004 (the "EXISTING REGISTRATION STATEMENT") which Post-Effective Supplement states the Fixed Conversion Price applicable to the Term Note is as set forth in
Section 1 of this Amendment.

      3. Laurus and the Company hereby agree that, notwithstanding any prior agreement to the contrary, the shares of Common Stock issuable as a result of such amendment and the change to the fixed conversion price to the Term Note shall be registered in the next registration statement filed by the Company on Form SB-2 (or similar form, excluding a Form S-8); provided, however, that the Company shall file such a registration statement with respect to such shares no later than April 1, 2005. Furthermore, the Company and Laurus agree that, with respect to the shares of Common Stock issuable as a result of the amendment to the Fixed Conversion Price set forth in Section 1 above, (i) April 1, 2005 shall be the applicable "Filing Date", under and as defined in that certain Registration Rights Agreement, dated as of March __, 2005, by and between the Company and Laurus (as amended, modified or supplemented from time to time, the "Registration Rights Agreement") and (ii) July __, 2005 shall be the applicable "Effectiveness Date", under and as defined in the Registration Rights Agreement.
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      4. This Amendment  shall be effective as of the date hereof  following the execution and delivery of same by each of the Company and Laurus.

      5. Except as specifically set forth in this Amendment, there are no other amendments to the Term Note, and all of the other terms and provisions of the Term Note remain in full force and effect.

      6. The Company hereby represents and warrants to Laurus that as of the date hereof, no Event of Default exists and is continuing and all representations, warranties and covenants made by Company in connection with the issuance of the Term Note and the Securities Purchase Agreement are true, correct and complete and all of Company's and its Subsidiaries' covenant requirements under the Term Note and the documents related to the Term Note (including the Securities Purchase Agreement) have been met.

      7. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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      IN WITNESS  WHEREOF,  each of the  Company  and  Laurus  has  caused  this
Amendment to be effective and signed in its name effective as of the date set forth above.

                                    CENTURION GOLD HOLDINGS, INC.

                                    By:________________________________
                                       Name:
                                       Title:

                                    LAURUS MASTER FUND, LTD.

                                    By:______________________________
                                    Name:
                                    Title: